                                 EXHIBIT 10.30

                                 PROMISSORY NOTE

THIS PROMISSORY NOTE (this "Note") is made by STRATEGIC SOLUTIONS GROUP,
                            ----
INC., a Delaware corporation ("Borrower") for the benefit of MICHAEL DAMAS
                               --------
("Lender").
  ------

                                    RECITALS

         WHEREAS, pursuant to a Stock Purchase Agreement dated March 6, 2000 between Lender and Borrower ("Stock Purchase Agreement"), Lender purchased from
                              ------------------------
Borrower an aggregate of 1,250,000 shares of Common Stock of Borrower (the "Shares").
 ------

         WHEREAS, pursuant to a Stock Repurchase Agreement dated as of even date hereof between Lender and Borrower ("Repurchase Agreement"), Borrower agreed to
                                     --------------------
repurchase from Lender 750,000 shares of the Shares, of which 250,000 shares ("Repurchase Shares") will be effected as of the date hereof and 500,000 shares
  -----------------
("Additional Shares") to be effected over a period of 15 months pursuant to the
  -----------------
terms of this promissory note.

         WHEREAS, pursuant to the Repurchase Agreement, Borrower agreed to issue Lender this promissory note in the principal amount of $120,000 with equal monthly principal and interest payments to be used by Borrower to repurchase the Additional Shares held by Lender, all subject to the terms and conditions provided in the Repurchase Agreement and herein.

         NOW THEREFORE, for and in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

$120,000                                                         August 15, 2001

         FOR VALUE RECEIVED, Borrower does hereby promise to pay to the order of Lender, with an address of 1A Chester Plaza, Chester, Maryland 21619, and at said address, the principal sum of ONE HUNDRED TWENTY THOUSAND AND 00/100 DOLLARS ($120,000), together with interest thereon as provided below.

         1. Interest. Interest will accrue on the outstanding principal amount
            --------
of this Note at the rate of eight percent (8%) per annum from the date of this Note, and until all amounts outstanding under this Note have been paid in full. Interest will be calculated on the basis of a year consisting of 360 days and will be charged on the basis of the actual number of calendar days that the principal amount remained unpaid to Lender. Interest will accrue on the outstanding principal amount of this Note.

         2. Payments. Interest, principal and all other sums payable hereunder
            --------
(collectively, the "Obligations") shall be payable, without any offset,
                    -----------
reduction, counterclaim or recoupment whatsoever, in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and shall be due and payable as follows:

            (a) Principal payments in the amount of $8,000, together with interest on the unpaid balance of the principal amount, shall be paid monthly each consecutive month in accordance with Section 3 below.

            (b) If not sooner paid (whether by acceleration or otherwise), the entire balance of the Obligations shall be due and payable on November 15, 2002 (the "Maturity Date").

            Lender will furnish Borrower with its current Taxpayer Identification Number so that Borrower may file any forms regarding the payment of interest as may be required by law.

         3. Monthly Purchase of the Additional Shares. Subject to earlier
            -----------------------------------------
cancellation or prepayment in accordance with Sections 5 and 6 below, Borrower will make monthly principal payments to Lender in equal amounts and monthly interest over a period of 15 consecutive months. Each monthly principal and interest payment by the Borrower under the Note shall be deemed payment for the repurchase of the proportionate number of Additional Shares as follows:


                     Monthly Principal                   Number of
                     Payment to Damas        Monthly     Additional Shares
         Due Date    (excluding interest)    Interest    Repurchased by Company
         --------    --------------------    --------    ----------------------
         09/15/01          $8,000             $800.00          33,334 shares
         10/15/01          $8,000             $746.67          33,334 shares
         11/15/01          $8,000             $693.33          33,334 shares
         12/15/01          $8,000             $640.00          33,334 shares
         01/15/02          $8,000             $586.67          33,334 shares
         02/15/02          $8,000             $533.33          33,333 shares
         03/15/02          $8,000             $480.00          33,333 shares
         04/15/02          $8,000             $426.67          33,333 shares
         05/15/02          $8,000             $373.33          33,333 shares
         06/15/02          $8,000             $320.00          33,333 shares
         07/15/02          $8,000             $266.67          33,333 shares
         08/15/02          $8,000             $213.33          33,333 shares
         09/15/02          $8,000             $160.00          33,333 shares
         10/15/02          $8,000             $106.67          33,333 shares
         11/15/02          $8,000             $  0.00          33,333 shares


         4. Deliveries on the Additional Shares. Within three (3) business days
            -----------------------------------
of receipt of each monthly principal and interest payment under this Note, Lender shall deliver to the Borrower a stock certificate representing the number of Additional Shares repurchased by the Borrower, dated and duly endorsed in blank for transfer to the Borrower.

         5. Cancellation of Note by Lender. Commencing on March 1, 2002, Lender
            ------------------------------
shall have the option to cancel the Note, in whole and not in part, at any time, without penalties, provided, however, that:

            (a) Lender shall provide prior written notice to Borrower of the intent to cancel in advance of the intended cancellation; and

            (b) If on or after March 2, 2002, Borrower has not delivered to Lender a written notice of its intent to prepay the Note pursuant to Section 6 below.

         6. Prepayment of Note by Borrower. Commencing on March 2, 2002,
            ------------------------------
Borrower shall have the option to prepay the indebtedness under the Note, in whole and not in part, at any time or from time to time, without prepayment premium or penalty, provided, however, that:

            (a) Borrower shall provide prior written notice to Lender of the intent to prepay in advance of the intended prepayment; and

            (b) If on or after March 1, 2002, Lender has not delivered to Borrower a written notice of his intent to cancel the Note pursuant to Section 5 above.

         7. Receipt of Notice. All notices hereunder may be provided by a party
            -----------------
to the other by any of the following methods:

            (a) in writing and mailed by first class certified or registered mail or by overnight courier with written confirmation of the time of delivery, addressed to:


                If to the Borrower:  Strategic Solutions Group, Inc.
                          --------
                                     1598 Whitehall Road, Suite E
                                     Annapolis, Maryland 21401

                                     Attention: Chief Operating Officer

                                     With a copy to:
                                     Powell, Goldstein, Frazer & Murphy, LLP
                                     1001 Pennsylvania Avenue, N.W.
                                     Washington, DC 20004
                                     Attention: Joseph M. Berl, Esq.

                If to Lender:        Michael Damas
                      ------
                                     1A Chester Plaza
                                     Chester, Maryland 21619

                                     With a copy to:
                                     Simcox and Barclay, LLP
                                     2661 Riva Road, Suite 820
                                     Annapolis, Maryland 21401
                                     Attention: David C. Barclay, Esq.

            (b) in writing and facsimiled to the other party with written confirmation of the date and time of delivery, as follows:

                   If to the Borrower:  (410) 757-5094
                             --------
                                        With a copy to: (202)624-7222
                                        Attention: Joseph M. Berl, Esq.

                   If to Lender:        (410) 604-1528
                         ------
                                        With a copy to: (410)266-0813
                                        Attention: David C. Barclay, Esq.

             (c) by electronic means with a written confirmation of date and time of delivery, as follows:

                If to the Borrower:  erniew@ssgi.net
                          --------
                                     With a copy to: jberl@pgfm.com

                If to Lender:        mike@chesterplaza.com
                      ------
                                     With a copy to: dcb@simcoxandbarclay.com

             In all cases above, notice may be delivered to such other address as either party may from time to time designate to the other by written notice given at least five (5) days prior to the date such change becomes effective.

         8.  Application of Payments. All payments shall be applied first on
             -----------------------
account of late charges, if any, then to Lender's costs of collection (including, without limitation, reasonable attorneys' fees and expenses), if any, then, to accrued and unpaid interest, and the balance to the reduction of principal and purchase of the Additional Shares. For purposes of computing interest on the debt evidenced hereby, interest shall be calculated on the basis of a year consisting of three hundred sixty (360) days, and shall be charged on the basis of the actual number of calendar days that the principal amount advanced remains unpaid to Lender.

         9.  Default; Remedies. If default be made in the performance of any
             -----------------
covenant herein contained, or in the performance of any term, condition or covenant in the Repurchase Agreement, the Obligations, in their entirety, shall at once become due and payable at the option of Lender without further notice. Failure of Lender to exercise the option to accelerate payment in the event of any default shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         10. Non-Negotiable. The Note shall be non-negotiable. Lender may not
             --------------
assign any of his rights under the Note to any other party without the prior written consent of Borrower.

         11. Attorneys' Fees. In the event, after any default by Borrower
             ---------------
hereunder, counsel is employed by Lender to collect this obligation, Borrower hereby agrees to pay upon demand reasonable attorneys' fees, so incurred by Lender, and all other reasonable costs and expenses connected with the collection of the indebtedness evidenced hereby.

         12. Severability. In the event any provision (or any part of any
             ------------
provision) contained in this Note shall for any reason be finally held by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein, but only to the extent it is invalid, illegal or unenforceable.

         13. Successors and Assigns. This Note shall apply to and bind Borrower
             ----------------------
and Lender and each of their respective successors and permitted assigns.

         14. Governing Law. The provisions of this Note shall be construed,
             -------------
interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time.

         15. Consent to Jurisdiction. The Borrower irrevocably submits to the
             -----------------------
jurisdiction of the Circuit Court for Anne Arundel County, Maryland over any suit, action, or proceeding arising out of or relating to this Note. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in such court and any claim that any such suit, action, or proceeding brought in such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in such court shall be conclusive and binding upon the Borrower and may be enforced in any court in which the Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrower as provided in this Note or as otherwise permitted by applicable law.

         16. WAIVER OF TRIAL BY JURY. THE BORROWER HEREBY WAIVES TRIAL BY JURY
             -----------------------
IN ANY ACTION OR PROCEEDING TO WHICH THE BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO THIS NOTE. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

         THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER, AND THE BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

         17. CONFESSED JUDGMENT. UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, THE
             ------------------
BORROWER HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY THE LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR THE BORROWER IN ANY COURT OF RECORD AND CONFESS JUDGMENT WITHOUT PRIOR HEARING AGAINST THE BORROWER IN FAVOR OF THE LENDER FOR AND

IN THE AMOUNT OF THE UNPAID PRINCIPAL SUM, ALL INTEREST ACCRUED AND UNPAID THEREON, ALL OTHER AMOUNTS PAYABLE BY THE BORROWER TO THE LENDER UNDER THE TERMS OF THIS NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, COSTS OF SUIT, AND ATTORNEYS' FEES OF FIFTEEN PERCENT (15%) OF THE UNPAID BALANCE OF THE PRINCIPAL SUM AND ACCRUED INTEREST THEREON; PROVIDED, HOWEVER, THAT IF THE LENDER'S ACTUAL ATTORNEYS' FEES EXCEED THIS AMOUNT, WHETHER BY REASON OF JUDGMENT BEING CONTESTED OR OTHERWISE, THE LENDER MAY RECOVER ALL SUCH FEES. IN THE EVENT THAT THE LENDER'S ACTUAL ATTORNEYS' FEES INCURRED IN COLLECTING ALL AMOUNTS DUE UNDER THIS NOTE ARE LESS THAN THE FOREGOING AMOUNT, THE LENDER SHALL REFUND TO THE BORROWER THE AMOUNT BY WHICH THE FOREGOING AMOUNT EXCEEDS THE ACTUAL AMOUNT OF THE LENDER'S ATTORNEYS' FEES. THE BORROWER HEREBY RELEASES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL ERRORS AND ALL RIGHTS OF EXEMPTION, APPEAL, STAY OF EXECUTION, INQUISITION, AND OTHER RIGHTS TO WHICH THE BORROWER MAY OTHERWISE BE ENTITLED UNDER THE LAWS OF THE UNTIED STATES OF AMERICA OR OF ANY STATE OR POSSESSION OF THE UNITED STATES OF AMERICA NOT IN FORCE AND WHICH MAY HEREAFTER BE ENACTED. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST THE BORROWER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF OR BY ANY IMPERFECT EXERCISE THEREOF AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO. SUCH AUTHORITY MAY BE EXERCISED ON ONE OR MORE OCCASIONS OR FROM TIME TO TIME IN THE SAME OR DIFFERENT JURISDICTIONS AS OFTEN AS THE LENDER SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF WHICH THIS NOTE SHALL BE A SUFFICIENT WARRANT.

         WITNESS the execution hereof by Borrower on the date first hereinabove written, with the intent that this shall be deemed an instrument under seal.


                                 BORROWER:
                                 --------

WITNESS/ATTEST:                  STRATEGIC SOLUTIONS GROUP, INC., a
                                 Delaware corporation


  /s/ Gary S. Baskin             By: /s/ Ernest Wagner         (SEAL)
----------------------------        ---------------------------------
Name:                               Name: Ernest Wagner
                                    Title: President and Chief Operating Officer






                       [SIGNATURE PAGE TO PROMISSORY NOTE]

                                                                       EXHIBIT B
                                                                       ---------

                                                                         RELEASE
                                                                         -------

                                     RELEASE
                                     -------

         As of the Effective Date (defined below), Michael Damas ("Damas")
                                                                   -----
hereby agrees to forever release, dismiss and discharge Strategic Solutions Group, Inc (the "Company") its officers, directors, shareholders, employees,
                 -------
agents, predecessors, successors, assigns and transferees, from any and all now or hereafter existing actions, causes of action, suits, damages, debts, claims, counterclaims, obligations and liabilities of whatever nature, known or unknown, resulting related to or arising out of, directly or indirectly, the Damas' investment in the Company, including the Stock Purchase Agreement and the Registration Rights Agreement. This Release is entered into by the undersigned for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged.

         The Effective Date shall be the date the Company completes its repurchase of the Additional Shares, or the earlier cancellation or prepayment of the Note, whichever occurs earlier (such capitalized terms as defined in the Stock Repurchase Agreement between the parties dated as of even date hereof). This Release shall be deemed automatically effective on the Effective Date without any further action by the parties.

         This 15th day of August, 2001.



                                            ------------------------------------
                                            Michael Damas

                                      B-1